For period ending July 31, 2002
		Exhibit 77D and 77Q1b

File number 811-8764




UBS PACE Government Securities Fixed Income investments

         In April 2002, the investment policies of UBS PACE Government Securities Fixed Income Investments were changed to require the fund, under normal circumstances, to invest at least 80% of its net assets in government fixed income securities.

	In May 2002, the investment policies for UBS PACE Government Securities Fixed Income Investments were revised to permit investment of up to 5% of the funds net assets in municipal bonds that are rated at least A by Moodys or S&P or, if unrated, determined to be of comparable quality.

UBS PACE Intermediate Fixed Income Investments

         In April 2002, the investment policies of UBS PACE Intermediate Fixed Income Investments were changed to require the fund, under normal circumstances, to invest at least 80% of its net assets in fixed income securities.


UBS PACE Strategic Fixed Income investments

         In April 2002, the investment policies of UBS PACE Strategic Fixed Income Investments were changed to require the fund, under normal circumstances, to invest at least 80% of its net assets in government fixed income securities.

	In May 2002, the investment policies of UBS PACE Strategic
Fixed Income Investments were revised to permit investment of up to 5% of the funds net assets in municipal bonds that are rated at least Baa by Moodys or BBB by S&P or, if unrated, determined to be of comparable quality.

UBS PACE Municipal Fixed Income Investments

         In April 2002, the investment policies of UBS PACE Municipal Fixed Income Investments were changed to require the fund, under normal circumstances, to invest at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income taxes.

	In May 2002, the investment policies of UBS PACE Municipal Fixed Income Investments were revised to permit investment of up to 5% of the funds net assets in municipal leases, except that the fund may invest without limitation in 1 pre-refunded municipal leases that are collateralized by U.S. Government securities, and 2 insured municipal leases that are 100% guaranteed for timely interest and principal payment by a municipal bond insurer that is rated Aaa by Moodys, AAA by S&P or another rating agency or are unrated but deemed to be of comparable quality.

UBS PACE Global Fixed Income Investments

         In April 2002, the investment policies of UBS PACE Global Fixed Income Investments were changed to require the fund, under normal circumstances, to invest at least 80% of its net assets in fixed income securities.



For period ending July 31, 2002
	Exhibits 77D and 77Q1b continued

File number 811-8764
UBS PACE Large Co Value Equity Investments

         In April 2002, the investment policies of UBS PACE Large Co Value Equity Investments were changed to require the fund, under normal circumstances, to invest at least 80% of its net assets in equity securities issued by large capitalization companies.


UBS PACE Large Co Growth Equity Investments

         In April 2002, the investment policies of UBS PACE Large Co Growth Equity Investments were changed to require the fund, under normal circumstances, to invest at least 80% of its net assets in equity securities issued by large capitalization companies.


UBS PACE Small/Medium Co Value Equity Investments

         In April 2002, the investment policies of UBS PACE
Small/Medium Co Value Equity Investments were changed to require the fund, under normal circumstances, to invest at least 80% of its net assets in equity securities issued by small/medium capitalization companies.

UBS PACE Small/Medium Co Growth Equity Investments

         In April 2002, the investment policies of UBS PACE
Small/Medium Co Growth Equity Investments were changed to require the fund, under normal circumstances, to invest at least 80% of its net assets in equity securities issued by small/medium capitalization companies.


UBS PACE International Equity Investments

         In April 2002, the investment policies of UBS PACE International Equity Investments were changed to require the fund, under normal circumstances, to invest at least 80% of its net assets in equity securities.


UBS PACE International Emerging Markets Equity Investments

         In April 2002, the investment policies of UBS PACE International Emerging Markets Equity Investments were changed to require the fund, under normal circumstances, to invest at least 80% of its net assets in equity securities that are tied economically to emerging market countries.




For period ending July 31, 2002
			Exhibit 77o

File number 811-8764



FORM 10f-3	FUND:  	PACE Strategic Fixed Income Investments
1.	Issuer:  Morgan Stanley Dean Witter Global NT

2.	Date of Purchase:  3/27/02	3.  Date offering commenced:
3/27/02

4.	Underwriters from whom purchased:   Morgan Stanley Dean Witter

5.	Affiliated Underwriter managing or participating in syndicate:
Credit Lyonnais

6.	Aggregate principal amount or number of shares purchased:  5.5 Million
Account 109.5 Million across all PIMCO Mutual Fund Accounts

7.	Aggregate principal amount or total number of shares of offering:
1,000,000,000

8.	Purchase price net of fees and expenses:  $99.903

9.	Initial public offering price:  $99.903

10.	Commission, spread or profit:  153.0 vs T 5 3/8 02/31

11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under
the Securities Act of 1933
that is being offered to the public.
b. The securities were purchased prior to the end of the first day on which any sales are made or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.

X



X


X

X


e.    The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting similar securities during the same period.
f.     The issuer of the securities and any predecessor have
been in continuous operations for not less than three years.
g     The amount of such securities purchased by the Fund and
all investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.


	X

	X




	X


	X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates.
In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/ Jennifer Durham			Date:  	April 15, 2002


For period ending July 31, 2002
		Exhibit 77o continued

File number 811-8764
FORM 10f-3	FUND:  	PACE Strategic Fixed Income Investments
1.	Issuer:  Verizon New York Inc

2.	Date of Purchase:  3/25/02	3.  Date offering commenced:
3/25/02

4.	Underwriters from whom purchased:   Credit Suisse First Boston

5.	Affiliated Underwriter managing or participating in syndicate:
Deutsche Bank Alex Brown

6.	Aggregate principal amount or number of shares purchased:  3 Million
	Account 50 Million  for PIMCO

7.	Aggregate principal amount or total number of shares of offering:
	500,000,000

8.	Purchase price net of fees and expenses:  $98.762

9.	Initial public offering price:  $98.762

10.	Commission, spread or profit:  167.0 vs T 5 3/8 02/31

11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public.
b. The securities were purchased prior to the end of the first day on which any sales are made or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.

X



X


X

X


e.    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor have been in continuous operations for not less than three years.
g     The amount of such securities purchased by the Fund and all investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.


	X

	X




	X


	X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.




Approved:  /s/ Jennifer Durham			Date:  	April 10, 2002


For period ending July 31, 2002										Exhibit 77Q1a
File number 811-8764

CERTIFICATE OF AMENDMENT
OF

PAINEWEBBER PACE SELECT ADVISORS TRUST


	This Certificate of Amendment Certificate is filed in accordance with the provisions of the Delaware Business Trust Act 12 Del. Code Ann. Tit. 12 Section 3801 et seq. and sets forth the following:

1.	The name of the trust is:  PaineWebber PACE Select
Advisors Trust Trust.

2.	The Trusts Certificate of Trust is hereby amended to
change the name of the Trust to UBS PACE Select
Advisors Trust.

3.	This Certificate shall be effective on April 8, 2002.

         IN WITNESS WHEREOF, the undersigned, being a Trustee, has executed this Certificate on this 19th day of February, 2002.


Margo Alexander
	Margo N. Alexander
	As Trustee and not individually

	Address:	51
West 52nd Street

	New York, New
York  10019


STATE OF NEW YORK       ss
CITY OF NEW YORK

	Before me this 19th day of February, 2002, personally appeared the above named Margo N. Alexander, known to me to be the person who executed the foregoing instrument and who acknowledged that she executed the same.

		/s/
Victoria Drake
		 Notary Public

My commission expires: May 20, 2002


For period ending July 31, 2002								Exhibit 77Q1a continued
File number 811-8764

PAINEWEBBER PACE SELECT ADVISORS TRUST
CERTIFICATE OF VICE PRESIDENT AND ASSISTANT SECRETARY
         I, Keith A. Weller, Vice President and Assistant Secretary of PaineWebber PACE Select Advisors Trust Trust, hereby certify that the board of trustees of the Trust duly adopted the following resolutions at a meeting held on February 13, 2002, that the changes effected by the resolutions shall become effective on April 8, 2002, and that the revised Schedule A attached to this certificate is a true copy of the Schedule A to the Trusts Trust Instrument that was approved by the board of trustees at its February 13, 2002 meeting to become effective on April 8, 2002:
         RESOLVED, that pursuant to Section 8 of Article
X of the Trusts Amended and Restated Trust Instrument
the Trust Instrument, effective April 8, 2002, the name of
the Trust be, and it hereby is, changed from PaineWebber
PACE Select Advisors Trust to UBS PACE Select
Advisors Trust and that the Trust Instrument be, and it
hereby is, amended, effective April 8, 2002, as follows:
The introductory paragraph of the Trust
Instrument is amended to read as follows:  This
AMENDED AND RESTATED TRUST
INSTRUMENT is adopted on September 13,
2000, with respect to the business trust
established by the Trustees on September 9,
1994 and previously named first PaineWebber
Consulting Fund Product, then Managed
Accounts Services Portfolio Trust and then
PaineWebber PACE Select Advisors Trust, to
establish a business trust for the investment and
reinvestment of funds contributed to the Trust by
investors.  The Trustees declare that all money
and property contributed to the Trust shall be held
and managed in trust pursuant to this Trust
Instrument.  The name of the Trust created by this
Trust Instrument has been changed to UBS
PACE Select Advisors Trust.
Definition m in Article I of the Trust Instrument is
amended to read as follows: m	Trust means UBS
PACE Select Advisors Trust, and reference to the Trust, when applicable to one or more Series, refers to each such Series;.
All other references in the Trust Instrument to PaineWebber PACE Select Advisors Trust are changed to UBS PACE Select Advisors Trust.
and be it further
         RESOLVED, that pursuant to Section 8 of Article
X of the Trusts Trust Instrument, effective April 8, 2002, the names of the existing Series of the Trust shall be changed from PACE Money Market Investments, PACE
Government Securities Fixed Income Investments, PACE
Intermediate Fixed Income Investments, PACE Strategic
Fixed Income Investments, PACE Municipal Fixed Income
Investments, PACE Global Fixed Income Investments,
PACE Large Company Value Equity Investments, PACE
Large Company Growth Equity Investments, PACE
Small/Medium Company Value Equity Investments, PACE
Small/Medium Company Growth Equity Investments,
PACE International Equity Investments, and PACE
International Emerging Markets Equity Investments,  to
UBS PACE Money Market Investments, UBS PACE
Government Securities Fixed Income Investments, UBS
PACE Intermediate Fixed Income Investments, UBS
PACE Strategic Fixed Income Investments, UBS PACE
Municipal Fixed Income Investments, UBS PACE Global
Fixed Income Investments, UBS PACE Large Co Value
Equity Investments, UBS PACE Large Co Growth Equity
Investments, UBS PACE Small/Medium Co Value Equity
Investments, UBS PACE Small/Medium Co Growth Equity
Investments, UBS PACE International Equity Investments, and UBS PACE International Emerging Markets Equity
Investments, respectively, and be it further


         RESOLVED, that, effective April 8, 2002,
Schedule A of the Trust Instrument be, and it hereby is, amended and restated to reflect the name changes of the above-referenced Series.



Dated:  February 21, 2002
	By:/s/ Keith A. Weller


Keith A. Weller

Vice President and Assistant Secretary



New York, New York ss
Subscribed and sworn to before me this 21st day of February, 2002.

/s/ Victoria Drake___________
Notary Public



Schedule A to Amended and Restated Trust Instrument
UBS PACE Select Advisors Trust

 As Amended and Restated Effective April 8, 2002
Series of the Trust
UBS PACE Money Market Investments
UBS PACE Government Securities Fixed Income Investments
UBS PACE Intermediate Fixed Income Investments
UBS PACE Strategic Fixed Income Investments
UBS PACE Municipal Fixed Income Investments
UBS PACE Global Fixed Income Investments
UBS PACE Large Co Value Equity Investments
UBS PACE Large Co Growth Equity Investments
UBS PACE Small/Medium Co Value Equity Investments
UBS PACE Small/Medium Co Growth Equity Investments
UBS PACE International Equity Investments
UBS PACE International Emerging Markets Equity Investments

Classes of Shares of Each Series
An unlimited number of shares of beneficial interest has been established by the Board as Class P shares of the Series designated as UBS PACE
Money Market Investments.
An unlimited number of shares of beneficial interest have been established by the Board as Class A shares, Class B shares, Class C shares, Class P shares and Class Y shares of each of the other Series listed above. The Class B shares of each Series consist of an unlimited number of Sub-Class B-1 shares, Sub-Class B-2 shares, Sub-Class B-3 shares and Sub-Class
B-4 shares. Each of the Class A shares, Class B shares, Class C shares, Class P shares and Class Y shares of a Series represents interests in the assets of only that Series and has the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of shares, except as provided in the Trusts Trust Instrument and as set forth below with respect to the Class B shares of the Series:
1. 	Each Sub-Class B-1 share of a Series, other than a share
purchased through the reinvestment of a dividend or a
distribution with respect to the Sub-Class B-1 share, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A shares of the
same Series, based on the relative net asset value of each
such class at the time of the calculation of the net asset
value of such class of shares on the date that is the first
Business Day as defined in the Series prospectus and/or
statement of additional information of the month in which the sixth anniversary of the issuance of such Sub-Class B-1
shares occurs which, for the purpose of calculating the
holding period required for conversion, shall mean i the date on which the issuance of such Sub-Class B-1 shares
occurred or ii for Sub-Class B-1 shares obtained through an
exchange, the date on which the issuance of the Sub-Class
B-1 shares of an eligible UBS fund occurred, if such shares
were exchanged directly or through a series of exchanges for the Series Sub-Class B-1 shares the Sub-Class B-1
Conversion Date.
2. 	Each Sub-Class B-2 share of a Series, other than a share
purchased through the reinvestment of a dividend or a
distribution with respect to the Sub-Class B-2 share, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A shares of the
same Series, based on the relative net asset value of each
such class at the time of the calculation of the net asset
value of such class of shares on the date that is the first
Business Day as defined in the Series prospectus and/or
statement of additional information of the month in which the fourth anniversary of the issuance of such Sub-Class B-2
shares occurs which, for the purpose of calculating the
holding period required for conversion, shall mean i the date on which the issuance of such Sub-Class B-2 shares
occurred or ii for Sub-Class B-2 shares obtained through an
exchange, the date on which the issuance of the Sub-Class
B-2 shares of an eligible UBS fund occurred, if such shares
were exchanged directly or through a series of exchanges for the Series Sub-Class B-2 shares the Class B-2 Conversion
Date.
3. 	Each Sub-Class B-3 share of a Series, other than a share
purchased through the reinvestment of a dividend or a
distribution with respect to the Sub-Class B-3 share, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A shares of the
same Series, based on the relative net asset value of each
such class at the time of the calculation of the net asset
value of such class of shares on the date that is the first
Business Day as defined in the Series prospectus and/or
statement of additional information of the month in which the third anniversary of the issuance of such Sub-Class B-3
shares occurs which, for the purpose of calculating the
holding period required for conversion, shall mean i the date on which the issuance of such Sub-Class B-3 shares
occurred or ii for Sub-Class B-3 shares obtained through an
exchange, the date on which the issuance of the Sub-Class
B-3 shares of an eligible UBS fund occurred, if such shares
were exchanged directly or through a series of exchanges for the Series Sub-Class B-3 shares the Class B-3 Conversion
Date.
4. 	Each Sub-Class B-4 share of a Series, other than a share
purchased through the reinvestment of a dividend or a
distribution with respect to the Sub-Class B-4 share, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A shares of the
same Series, based on the relative net asset value of each
such class at the time of the calculation of the net asset
value of such class of shares on the date that is the first
Business Day as defined in the Series prospectus and/or
statement of additional information of the month in which the second anniversary of the issuance of such Sub-Class B-4
shares occurs which, for the purpose of calculating the
holding period required for conversion, shall mean i the date on which the issuance of such Sub-Class B-4 shares
occurred or ii for Sub-Class B-4 shares obtained through an
exchange, the date on which the issuance of the Sub-Class
B-4 shares of an eligible UBS fund occurred, if such shares
were exchanged directly or through a series of exchanges for the Series Sub-Class B-4 shares the Class B-4 Conversion
Date.
5. 	Each Sub-Class B-1, Sub-Class B-2, Sub-Class B-3 or Sub-
Class B-4 share of a Series which may be referred to
collectively as Class B shares purchased through the
reinvestment of a dividend or a distribution with respect to the corresponding sub-class of shares and the dividends and
distributions on such shares shall be segregated in a
separate sub-account on the stock records of the Series for
each of the holders of record thereof.  On any Class B-1
Conversion Date, Class B-2 Conversion Date, Class B-3
Conversion Date or Class B-4 Conversion Date hereinafter
referred to as a Conversion Date, a number of the shares
held in the sub-account of the holder of record of the
corresponding Class B shares being converted, calculated in
accordance with the next following sentence, shall be
converted automatically, and without any action or choice on the part of the holder thereof, into Class A shares of the
same Series.  The number of Class B shares in the holders
sub-account so converted shall bear the same relation to the total number of corresponding Class B shares maintained in
the sub-account on the Conversion Date as the number of
Class B shares of the holder converted on the Conversion
Date bears to the total number of the corresponding Class B
shares of the holder on the Conversion Date not purchased
through the automatic reinvestment of dividends or
distributions with respect to the Class B shares.
6. 	The number of Class A shares into which Class B shares are
converted shall equal the number including for this purpose
fractions of a share obtained by dividing the net asset value per share of the Class B shares for purposes of sales and
redemptions thereof at the time of the calculation of the net asset value on the Conversion Date by the net asset value
per share of the Class A shares for purposes of sales and
redemptions thereof at the time of the calculation of the net asset value on the Conversion Date.
7. 	On the Conversion Date, the Class B shares converted into
Class A shares will cease to accrue dividends and will no longer be outstanding and the rights of the holders thereof will cease except the right to receive declared but unpaid dividends to the Conversion Date.
For purposes of the foregoing, the term eligible UBS fund includes any and all mutual funds for which UBS Global Asset Management US Inc. or an affiliate of UBS Global Asset Management US Inc. serves as investment adviser, investment manager or principal underwriter that offer shares that i have a contingent deferred sales charge imposed upon certain redemptions of such shares and ii are exchangeable with the Class B shares of the Series.



For period ending July 31, 2002								Exhibit 77Q1a continued
File number 811-8764

CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED BY-LAWS
OF
PAINEWEBBER PACE SELECT ADVISORS TRUST

         The undersigned, being Vice President and Assistant Secretary of PaineWebber PACE Select Advisors Trust Trust, hereby certifies that the Trustees of the Trust duly adopted resolutions at a meeting held on February 13, 2002 which amended the Amended and Restated By-Laws of the Trust dated September 13, 2000 the By-Laws in the manner provided in the By-Laws, such amendment to become effective on April 8, 2002, as set forth below:

         The By-Laws were amended to reflect the change in the name of the Trust from PaineWebber PACE Select Advisors Trust to UBS PACE Select Advisors Trust.



Dated: February 15, 2002
         			By: /s/
Keith A. Weller

Keith A. Weller
			      Vice
President and Assistant Secretary



New York, New York ss
On this 15th day of February 2002, before me personally appeared Keith A. Weller, to me personally known, who, being by me duly sworn, did say that he is Vice President and Assistant Secretary of the above-referenced Trust and acknowledged that he executed the foregoing instrument as his free act and deed.


         			/s/
Victoria Drake

	Notary Public






For period ending July 31, 2002										Exhibit 77Q1e
File number 811-8764

UBS PACE Intermediate Fixed Income Investments


A revised Sub-Advisory Agreement was entered into with BlackRock
Financial Management, Inc. A copy of the Sub-Advisory Agreement is attached below.

SUB-ADVISORY AGREEMENT

	Agreement made as of July 29, 2002 between UBS GLOBAL
ASSET MANAGEMENT US INC. UBS Global AM, a Delaware
corporation, and BLACKROCK FINANCIAL MANAGEMENT, INC.
Sub-Adviser, a Delaware corporation the Agreement.
RECITALS
	1	UBS Global AM has entered into a Management
Agreement dated June 15, 1995 Management Agreement with UBS PACE
Select Advisors Trust formerly known as Managed Accounts Services
Portfolio Trust Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended 1940
Act, with respect to UBS PACE INTERMEDIATE FIXED INCOME
INVESTMENTS Portfolio;
	2	UBS Global AM desires to retain the Sub-Adviser to
furnish certain investment advisory services to UBS Global AM and the Portfolio; and
	3	The Sub-Adviser is willing to furnish such services;
	NOW, THEREFORE, in consideration of the premises and mutual
covenants herein contained, UBS Global AM and the Sub-Adviser agree as follows:
	1.	Appointment.  UBS Global AM hereby appoints the
Sub-Adviser as an investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.
	2.	Duties as Sub-Adviser.
	a	Subject to the supervision and direction of the Trusts
Board of Trustees the Board and review by UBS Global AM, and any written guidelines adopted by the Board or UBS Global AM, the
Sub-Adviser will provide a continuous investment program for all or a designated portion of the assets Segment of the Portfolio, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Portfolio or
Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Portfolio or Segment. The Sub-Adviser will be responsible for voting proxies of issuers of securities held by the Portfolio or Segment. The Sub-Adviser understands that the Portfolios assets need to be managed so as to permit the Portfolio to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended Code. The
Sub-Adviser will provide services under this Agreement in accordance with the Portfolios investment objective, policies and restrictions as stated in  the Trusts currently effective registration statement under the 1940 Act, and any amendments or supplements thereto Registration
Statement.
	b	The Sub-Adviser agrees that, in placing orders with
brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Portfolio, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Advisers determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio and its other clients and that the total commissions paid by the Portfolio or Segment will be reasonable in relation to the benefits to the Portfolio over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global AM or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Portfolio or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. UBS Global AM recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Segment.
                  Subject to the Sub-Advisers obligations to seek best execution, UBS Global AM agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Portfolio and the Trust with any broker-dealer deemed to be an affiliate of the Sub-Adviser the Affiliated Broker-Dealers so long as such transactions are effected in conformity with the requirements including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Advisers Form ADV Registration Statement on file with the Securities and Exchange Commission Form ADV of Section 11a1H of the Securities
Exchange Act of 1934. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to UBS Global AM, the Series or the Trust.

                  UBS Global AM further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions the Cross Transactions on behalf of the Portfolio and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Portfolio or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Portfolio or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Portfolio and the Trust and its clients generally. UBS Global AM, the Portfolio and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities.

	c	The Sub-Adviser will maintain all books and records
required to be maintained pursuant to Rule 31a-1b2ii, 3, 5, 6,    7, 9 and 10
under the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of the Portfolio or Segment, and will furnish the Board and UBS Global AM with such periodic and special reports as the Board or UBS Global AM reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940
Act, the Sub-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Portfolio and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Portfolio upon request by the Trust.
	d	At such times as shall be reasonably requested by the
Board or UBS Global AM, the Sub-Adviser will provide the Board and UBS
Global AM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Portfolio or Segment and make available to the Board and UBS Global AM any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.
	e	In accordance with procedures adopted by the Board, as
amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities in the Portfolio or Segment and will use its reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.
	3.	Further Duties.  In all matters relating to the performance
of this Agreement, the Sub-Adviser will seek to act in conformity with the Trusts Trust Instrument, By-Laws and Registration Statement and with the written instructions and written directions of the Board and UBS Global AM; and will comply with the requirements of the 1940 Act, and the Investment Advisers Act of 1940, as amended Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Portfolio. UBS Global AM agrees to provide to the Sub-Adviser copies of the Trusts Trust Instrument, By-Laws, Registration Statement, written instructions and directions of the Board and UBS Global
AM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with UBS Global AM other than UBS PaineWebber Incorporated and UBS Global AM itself.
	4.	Expenses.  During the term of this Agreement, the
Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Portfolio or UBS Global AM.
	5.	Compensation.
	a	For the services provided and the expenses assumed by
the Sub-Adviser pursuant to this Agreement, UBS Global AM, not the
Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate listed on Schedule A of the average daily net assets of the Portfolio or Segment allocated to its management computed in the manner specified in the Management Agreement, and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed.  If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Portfolio within the Sub-Advisers Segment.
	b	The fee shall be accrued daily and payable monthly to the
Sub-Adviser on or before the last business day of the next succeeding calendar month.
	c	If this Agreement becomes effective or terminates before
the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.
6.	Limitation Of Liability.
	a The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by UBS Global AM in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.
	b	In no event will the Sub-Adviser have any responsibility
for any other series of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Trust or Portfolio.
	In particular, in the event the Sub-Adviser shall manage only a portion of the Portfolios investments, the Sub-Adviser shall have no responsibility for the Portfolios being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolios failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the
Segment of the Portfolio managed by the Sub-Adviser are such that such
Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code.
	Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
	7.	Representations of Sub-Adviser.  The Sub-Adviser
represents, warrants and agrees as follows:
	a	The Sub-Adviser i is registered as an investment adviser
under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; ii is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this
Agreement; iii has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; iv has the authority to enter into and perform the services contemplated by this Agreement; and v will promptly notify UBS Global AM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9a of the 1940 Act or otherwise.
	b	The Sub-Adviser has adopted a written code of ethics
complying with the requirements of Rule 17j-1 under the 1940 Act and will provide UBS Global AM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to UBS Global AM that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Advisers code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of UBS Global AM, the Sub-Adviser shall permit UBS Global AM, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Advisers code of ethics.
	c	The Sub-Adviser has provided UBS Global AM with a copy
of its Form ADV, as most recently filed with the Securities and Exchange Commission SEC, and promptly will furnish a copy of all amendments to
UBS Global AM at least annually.
	d	The Sub-Adviser will notify UBS Global AM of any
change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio managers of the Portfolio or senior management of the Sub-Adviser, in each case prior to or promptly after such change.
	e	UBS Global AM and the Sub-Adviser agree that neither
of them nor any of their affiliates, will in any way refer directly or indirectly to their relationship with one another or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the other, which consent will be promptly provided and not unreasonably withheld.
	8.	Services Not Exclusive. The services furnished by the
Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
	9.	Duration and Termination.
	a	This Agreement shall become effective upon the date first
above written, provided that this Agreement shall not take effect unless it has first been approved i by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and ii by vote of a majority of the Portfolios outstanding voting securities, unless UBS Global AM has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Portfolios outstanding voting securities.
	b	Unless sooner terminated as provided herein, this
Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually i by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and ii by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.
	c	Notwithstanding the foregoing, this Agreement may be
terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by UBS Global AM:
i upon 120 days written notice to the Sub-Adviser; ii upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or iii immediately if, in the reasonable judgment of UBS Global AM, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to UBS Global AM. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement, as it relates to this
Portfolio.
	10.	Amendment of this Agreement.  No provision of this
Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.  To the extent required by applicable law, no amendment of this Agreement shall be effective until approved i by a vote of a majority of the Independent Trustees, and ii if the terms of this Agreement shall have changed, by a vote of a majority of the Portfolios outstanding voting securities except in the case of ii, pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote.
	11.	Governing Law.  This Agreement shall be
construed in accordance with the 1940 Act and the laws of the
State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the
applicable provisions of the 1940 Act, the latter shall control.
	12.	Miscellaneous.  The captions in this Agreement are
included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.  This Agreement may be signed in counterpart.
13.	Notices.  Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or UBS
Global AM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt with a confirming copy by mail as set forth herein.
All notices provided to UBS Global AM will be sent to the attention of Amy Doberman, General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of Robert Connolly, General Counsel.


	IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.




Attest:

UBS GLOBAL ASSET
MANAGEMENT US INC.
51 West 52nd Street
New York, New York  10019-6114
By:	/s/ Todd Lebo
	Name:  Todd Lebo
	Title:     Director
By:	/s/ Mabel Lung
	Name:  Mabel Lung
	Title:    Managing Director





Attest:

BLACKROCK FINANCIAL MANAGEMENT, INC.

By:	/s/ Ann Ackerley
	Name:  Ann Ackerley
	Title:     Managing Director
By:	/s/ Lawrence Fink
	Name:  Lawrence Fink
	Title:  Chairman



Schedule A

20 basis points on the average daily net assets of the Portfolio up to $120,000,000
10 basis points on the average daily net assets of the Portfolio exceeding $120,000,000



For period ending July 31, 2002								Exhibit 77Q1e continued
File number 811-8764



UBS PACE International Emerging Markets Equity Investments

Revised Sub-Advisory Agreements were entered into with Baring
International Investment Limited and Gartmore Global Partners. Copies of these Sub-Advisory Agreements are attached below.

SUB-ADVISORY AGREEMENT

	Agreement made as of August 2, 2002 between UBS GLOBAL
ASSET MANAGEMENT US INC. UBS Global AM, a Delaware
corporation, and BARING INTERNATIONAL INVESTMENT LIMITED, a
United Kingdom Limited Liability Corporation the Agreement.
RECITALS
	1	UBS Global AM has entered into a Management
Agreement dated June 15, 1995 Management Agreement with UBS PACE
Select Advisors Trust formerly known as Managed Accounts Services
Portfolio Trust Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended 1940
Act, with respect to UBS PACE INTERNATIONAL EMERGING MARKETS
EQUITY INVESTMENTS Portfolio;
	2	UBS Global AM desires to retain the Sub-Adviser to
furnish certain investment advisory services to UBS Global AM and the Portfolio; and
	3	The Sub-Adviser is willing to furnish such services;
	NOW, THEREFORE, in consideration of the premises and mutual
covenants herein contained, UBS Global AM and the Sub-Adviser agree as follows:
	1.	Appointment.  UBS Global AM hereby appoints the
Sub-Adviser as an investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.
	2.	Duties as Sub-Adviser.
	a	Subject to the supervision and direction of the Trusts
Board of Trustees the Board and review by UBS Global AM, and any written guidelines adopted by the Board or UBS Global AM, the
Sub-Adviser will provide a continuous investment program for all or a designated portion of the assets Segment of the Portfolio, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Portfolio or
Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Portfolio or Segment. The Sub-Adviser will be responsible for voting proxies of issuers of securities held by the Portfolio or Segment. The Sub-Adviser understands that the Portfolios assets need to be managed so as to permit the Portfolio to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended Code. The
Sub-Adviser will provide services under this Agreement in accordance with the Portfolios investment objective, policies and restrictions as stated in the Trusts currently effective registration statement under the 1940 Act, and any amendments or supplements thereto Registration Statement.
	b	The Sub-Adviser agrees that, in placing orders with
brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Portfolio, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Advisers determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio and its other clients and that the total commissions paid by the Portfolio or Segment will be reasonable in relation to the benefits to the Portfolio over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global AM or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Portfolio or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. UBS Global AM recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Segment.
                  Subject to the Sub-Advisers obligations to seek best execution, UBS Global AM agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Series and the Trust or any broker-dealer deemed to be an affiliate of the Sub-Adviser the Affiliated Broker-Dealers so long as such transactions are effected in conformity with the requirements including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Advisers Form ADV Registration Statement on file with the Securities and Exchange Commission Form ADV of Section 11a1H of the Securities
Exchange Act of 1934. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to UBS Global AM, the Series or the Trust.

                  UBS Global AM further authorizes the Sub-Adviser and
its Affiliated Broker-Dealers to execute agency cross transactions the
Cross Transactions on behalf of the Series and the Trust.  Cross
Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Series or the Trust and the counterparty to the transaction.  Cross Transactions enable the Sub-
Adviser to purchase or sell a block of securities for the Series or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order.  As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Series and the Trust and its clients generally.  UBS Global AM, the Series and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities.
	c	The Sub-Adviser will maintain all books and records
required to be maintained pursuant to Rule 31a-1bii3, 5, 6, 7, 9 and 10 under the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of the Portfolio or Segment, and will furnish the Board and UBS Global AM with such periodic and special reports as the Board or UBS Global AM reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940
Act, the Sub-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Portfolio and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the
Trust any records which it maintains for the Portfolio upon request by the
Trust.
	d	At such times as shall be reasonably requested by the
Board or UBS Global AM, the Sub-Adviser will provide the Board and UBS
Global AM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Portfolio or Segment and make available to the Board and UBS Global AM any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.
	e	In accordance with procedures adopted by the Board, as
amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities in the Portfolio or Segment and will use its reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.
	3.	Further Duties.  In all matters relating to the performance
of this Agreement, the Sub-Adviser will seek to act in conformity with the Trusts Trust Instrument, By-Laws and Registration Statement and with the written instructions and written directions of the Board and UBS Global AM;
and will comply with the requirements of the 1940 Act, and the Investment Advisers Act of 1940, as amended Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Portfolio. UBS Global AM agrees to provide to the
Sub-Adviser copies of the Trusts Trust Instrument, By-Laws, Registration Statement, written instructions and directions of the Board and UBS Global
AM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with UBS Global AM other than UBS PaineWebber Incorporated and UBS Global AM itself.
	4.	Expenses.  During the term of this Agreement, the
Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Portfolio or UBS Global AM.
	5.	Compensation.
	a	For the services provided and the expenses assumed by
the Sub-Adviser pursuant to this Agreement, UBS Global AM, not the
Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of 0.50% of the average daily net assets of the Portfolio or Segment allocated to its management computed in the manner specified in the Management Agreement, and will provide the
Sub-Adviser with a schedule showing the manner in which the fee was computed.  If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Portfolio within the Sub-Advisers
Segment.
	b	The fee shall be accrued daily and payable monthly to the
Sub-Adviser on or before the last business day of the next succeeding calendar month.
	c	If this Agreement becomes effective or terminates before
the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.
7.	Limitation Of Liability.
	a The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by UBS Global AM in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.
	b	In no event will the Sub-Adviser have any responsibility
for any other series of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Trust or Portfolio.
	In particular, in the event the Sub-Adviser shall manage only a portion of the Portfolios investments, the Sub-Adviser shall have no responsibility for the Portfolios being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolios failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the
Segment of the Portfolio managed by the Sub-Adviser are such that such
Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code.
	Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
	7.	Representations of Sub-Adviser.  The Sub-Adviser
represents, warrants and agrees as follows:
	a	The Sub-Adviser i is registered as an investment adviser
under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; ii is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this
Agreement; iii has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; iv has the authority to enter into and perform the services contemplated by this Agreement; and v will promptly notify UBS Global AM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9a of the 1940 Act or otherwise.
	b	The Sub-Adviser has adopted a written code of ethics
complying with the requirements of Rule 17j-1 under the 1940 Act and will provide UBS Global AM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to UBS Global AM that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Advisers code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of UBS Global AM, the Sub-Adviser shall permit UBS Global AM, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Advisers code of ethics.
	c	The Sub-Adviser has provided UBS Global AM with a copy
of its Form ADV, as most recently filed with the Securities and Exchange Commission SEC, and promptly will furnish a copy of all amendments to
UBS Global AM at least annually.
	d	The Sub-Adviser will notify UBS Global AM of any
change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio managers of the Portfolio or senior management of the Sub-Adviser, in each case prior to or promptly after such change.
	e	UBS Global AM and the Sub-Adviser agree that neither
of them nor any of their affiliates, will in any way refer directly or indirectly to their relationship with one another or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the other, which consent will be promptly provided and not unreasonably withheld.
	8.	Services Not Exclusive. The services furnished by the
Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
	9.	Duration and Termination.
	a	This Agreement shall become effective upon the date first
above written, provided that this Agreement shall not take effect unless it has first been approved i by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and ii by vote of a majority of the Portfolios outstanding voting securities, unless UBS Global AM has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Portfolios outstanding voting securities.
	b	Unless sooner terminated as provided herein, this
Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually i by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and ii by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.
	c	Notwithstanding the foregoing, this Agreement may be
terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by UBS Global AM:
i upon 120 days written notice to the Sub-Adviser; ii upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or iii immediately if, in the reasonable judgment of UBS Global AM, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Portfolio. The
Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to UBS Global AM. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement, as it relates to this
Portfolio.
	10.	Amendment of this Agreement.  No provision of this
Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.  To the extent required by applicable law, no amendment of this Agreement shall be effective until approved i by a vote of a majority of the Independent Trustees, and ii if the terms of this Agreement shall have changed, by a vote of a majority of the Portfolios outstanding voting securities except in the case of ii, pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote.
	11.	Governing Law.  This Agreement shall be construed in
accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.
To the extent that the applicable laws of the State of New York conflict with the applicable
provisions of the 1940 Act, the latter shall control.
	12.	Miscellaneous.  The captions in this Agreement are
included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.
	13.	Notices.  Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or UBS Global AM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt with a confirming copy by mail as set forth herein. All notices provided to UBS Global AM will be sent to the attention of Amy Doberman, General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of ____________________.


	IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.




Attest:

UBS GLOBAL ASSET
MANAGEMENT US INC.
51 West 52nd Street
New York, New York  10019-6114
By:	/s/ Todd Lebo
	Name:  Todd Lebo
	Title:    Director
By:	/s/ Mabel Lung
	Name:  Mabel Lung
	Title:     Managing Director





Attest:

BARING ASSET MANAGEMENT

By:	/s/ Mala Dhillon
	Name:  Mala Dhillon
	Title:    Director
By:	/s/ George Harvey
	Name:  George Harvey
	Title:     Director



For period ending July 31, 2002								Exhibit 77Q1e continued
File number 811-8764

SUB-ADVISORY AGREEMENT

	Agreement made as of August 2, 2002 between UBS GLOBAL
ASSET MANAGEMENT US INC. UBS Global AM, a Delaware
corporation, and GARTMORE GLOBAL PARTNERS Sub-Adviser, a
Delaware general partnership the Agreement.
RECITALS
	1	UBS Global AM has entered into a Management
Agreement dated June 15, 1995 Management Agreement with UBS PACE
Select Advisors Trust formerly known as Managed Accounts Services
Portfolio Trust Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended 1940
Act, with respect to UBS PACE INTERNATIONAL EMERGING MARKETS
EQUITY INVESTMENTS Portfolio;
	2	UBS Global AM is authorized to retain one or more sub-
advisers to furnish certain investment advisory services to UBS Global AM and the Portfolio;
	3	UBS Global AM desires to retain the Sub-Adviser to
furnish certain investment advisory services to UBS Global AM and the Portfolio; and
	4	The Sub-Adviser is willing to furnish such services;
	NOW, THEREFORE, in consideration of the premises and mutual
covenants herein contained, UBS Global AM and the Sub-Adviser agree as follows:
	1.	Appointment.  UBS Global AM hereby appoints the
Sub-Adviser as an investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Advisor will perform the services contemplated by this Agreement as agent only, not as principal.
	2.	Duties as Sub-Adviser.
	a	Subject to the supervision and direction of the Trusts
Board of Trustees the Board and review by UBS Global AM, and any written guidelines adopted by the Board or UBS Global AM, the
Sub-Adviser will provide a continuous investment program for all or a designated portion of the assets Segment of the Portfolio, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Portfolio or
Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio or Segment and has authority to instruct the custodian of the Portfolio accordingly. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Portfolio or Segment. The Sub-Adviser will be entitled to instruct the custodian on voting proxies of issuers of securities held by the Portfolio or Segment. The Sub-Adviser understands that the Portfolios assets need to be managed so as to permit the Portfolio to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended
Code. The Sub-Adviser will provide services under this Agreement in accordance with the Portfolios investment objective, policies and restrictions as stated in the Trusts currently effective registration statement under the 1940 Act, and any amendments or supplements thereto Registration Statement. UBS Global AM will provide Sub-Advisor with reasonable advance notice of any changes in the Portfolios investment objectives, policies and restrictions as stated in the Prospectus.
(b)	The Sub-Adviser agrees that, in placing orders with
brokers, it will seek best execution for the Portfolio as such principle exists under U.S. law and under the rules of the Financial
Services Authority FSA; provided that, on behalf of the Portfolio, and subject to any higher standard required under the rules of FSA the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Advisers determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio and its other clients and that the total commissions paid by the Portfolio or Segment will be reasonable in relation to the benefits to the Portfolio over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global AM or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Subject to such polices as the Trustee may determine, or as may be mutually agreed to by UBS Global AM and the Sub-Adviser, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker that provides brokerage and research services within the meaning of Section 28e of the Securities
Exchange Act of 1934 and within the Rules on Soft
Commissions applicable to such arrangements established by FSA. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Portfolio or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. UBS Global AM recognizes that in some cases the aggregation of orders and this procedure of allocation may adversely affect the results obtained for the Portfolio or Segment.
                  Subject to the Sub-Advisers obligations to seek best execution, UBS Global AM agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Series and the Trust with any broker-dealer deemed to be an affiliate of the Sub-Adviser the Affiliated Broker-Dealers so long as such transactions are effected in conformity with the requirements including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Advisers Form ADV Registration Statement on file with the Securities and Exchange Commission Form ADV of Section 11a1H of the Securities
Exchange Act of 1934. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to UBS Global AM, the Series or the Trust.

                  UBS Global AM further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions the Cross Transactions on behalf of the Series and the Trust. Cross
Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Series or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-
Adviser to purchase or sell a block of securities for the Series or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Series and the Trust and its clients generally. UBS Global AM, the Series and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities. Subject to any other written instructions of the Trust or UBS Global AM, the Sub-Adviser is hereby appointed the agent for UBS
Global AM and the Trust and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers and counterparties and other persons in connection with its management of the segment.

	c	The Sub-Adviser will maintain all books and records
required to be maintained pursuant to Rule 31a-1bii3, 5, 6, 7, 9 and 10 under the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of the Portfolio or Segment, and will furnish the Board and UBS Global AM with such periodic and special reports as the Board or UBS Global AM reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Portfolio and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Portfolio upon request by the Trust.
         	d	At such times as shall be reasonably requested by the
Board or UBS Global AM, the Sub-Adviser will provide the Board and UBS
Global AM with quarterly reports setting forth the investment strategy and performance and changes in composition of the Portfolio or Segment and make available to the Board and UBS Global AM any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers. The Sub-Adviser adheres to AIMR/GIPS standards and requirements in respect of performance measurement calculation.

	e	In accordance with procedures adopted by the Board, as
amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities in the Portfolio or Segment and will use its reasonable efforts to provide information which may assist
UBS Global AM in determining a fair value for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.
	3.	Further Duties.  In all matters relating to the performance
of this Agreement, the Sub-Adviser will seek to act in conformity with the
Trusts Trust Instrument, By-Laws and Registration Statement and with the written instructions and written directions of the Board and UBS Global AM;
and will comply with the requirements of the 1940 Act, and the Investment
Advisers Act of 1940, as amended Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Portfolio. UBS Global AM agrees to provide to the
Sub-Adviser copies of the Trusts Trust Instrument, By-Laws, Registration Statement, written instructions and directions of the Board and UBS Global
AM, any and all relevant Trust procedures and Policies and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with UBS Global AM other than UBS PaineWebber Incorporated and UBS
Global AM itself.
	4.	Expenses.  During the term of this Agreement, the
Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities commodities and other investments including brokerage commissions, taxes and other transaction charges, if any purchased for the Portfolio. The Sub-Adviser shall not be responsible for any expenses incurred by the
Trust, the Portfolio or UBS Global AM.
	5.	Compensation.
	a	For the services provided and the expenses assumed by
the Sub-Adviser pursuant to this Agreement, UBS Global AM, not the
Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of 0.50% of the average daily net assets of the Portfolio or Segment allocated to its management computed in the manner specified in the Management Agreement, and will provide the
Sub-Adviser with a schedule showing the manner in which the fee was computed.  If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Portfolio within the Sub-Advisers
Segment.
	b	The fee shall be accrued daily and payable monthly to the
Sub-Adviser on or before the last business day of the next succeeding calendar month.
	c	If this Agreement becomes effective or terminates before
the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.
8.	Limitation Of Liability.
         	a The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by UBS Global AM in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this
Agreement. In addition, the Sub-Adviser shall not be liable for the non-performance or partial performance of any obligations under this
Agreement nor for any losses arising as a result by reason of any cause beyond the Sub-Advisers reasonable control.  UBS Global AM shall indemnify the Sub-Adviser for any liability and expenses, including reasonable attorneys fees which may be sustained as a result of UBS
Global AMs willful misfeasance, bad faith or gross negligence, on its part in the performance of its duties or from reckless disregard of its obligations under the Agreement or under law.
	b	In no event will the Sub-Adviser have any responsibility
for any other series of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of the custodian of the Portfolio or any other sub-adviser to the Trust or Portfolio.
	In particular, in the event the Sub-Adviser shall manage only a portion of the Portfolios investments, the Sub-Adviser shall have no responsibility for the Portfolios being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolios failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Portfolio managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code. UBS Global AM acknowledges and agrees that the Registration statement will at all times be in compliance with all disclosure requirements under all federal and state laws and regulations relative to the Trust or the Portfolio, including, without limitation the 1940 Act.
	Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

	7.	Representations of Sub-Adviser and UBS Global AM.
The Sub-Adviser represents, warrants and agrees as follows:
	a	The Sub-Adviser i is registered as an investment adviser
under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; ii is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this
Agreement; iii has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; iv has the authority to enter into and perform the services contemplated by this Agreement; and v will promptly notify UBS Global AM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9a of the 1940 Act or otherwise.
	b	The Sub-Adviser has adopted a written code of ethics
complying with the requirements of Rule 17j-1 under the 1940 Act and will provide UBS Global AM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within thirty days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to UBS Global AM that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Advisers code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of UBS Global AM, the Sub-Adviser shall permit UBS Global AM, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Advisers code of ethics.
	c	The Sub-Adviser has provided UBS Global AM with a copy
of its Form ADV, as most recently filed with the Securities and Exchange Commission SEC, and promptly will furnish a copy of all amendments to
UBS Global AM at least annually.
	d	The Sub-Adviser will notify UBS Global AM of any
change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio managers of the Portfolio or senior management of the Sub-Adviser, in each case prior to or promptly after such change.
	e	UBS Global AM and the Sub-Adviser agree that neither
of them nor any of their affiliates, will in any way refer directly or indirectly to their relationship with one another or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the other, which consent will be promptly provided and not unreasonably withheld.
UBS Global AM represents, warrants and agrees as follows:

         a	it is duly incorporated, established or constituted as the
case may be and validly existing under the laws of Delaware;

         b	it has legal capacity and authority to enter into this
Agreement, that this Agreement is duly executed, and that the terms of this Agreement are legal, valid and binding obligations on it which are enforceable against it and do not constitute a breach of any obligation by which it is bound whether by contract, operation of law or otherwise; and

         c	the Portfolio is and will continue, until the Sub-Advisers
appointment is terminated, to be property which UBS Global AM is empowered to deal with, and to the best of UBS Global AMs knowledge is free from any lien, charge or other encumbrance or security interest and UBS Global AM undertakes that it will not, dispose of, encumber or otherwise deal with the Segment of the Portfolio managed by the Sub-
Adviser nor permit any other person so to do.
	8.	Services Not Exclusive. The services furnished by the
Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
	9.	Duration and Termination.
	a	This Agreement shall become effective upon the date first
above written, provided that this Agreement shall not take effect unless it has first been approved i by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and ii by vote of a majority of the Portfolios outstanding voting securities, unless UBS Global AM has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Portfolios outstanding voting securities.
	b	Unless sooner terminated as provided herein, this
Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually i by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and ii by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.
         	c	Notwithstanding the foregoing, this Agreement may be
terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by UBS Global AM:
i upon 120 days written notice to the Sub-Adviser; ii upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or iii immediately if, in the reasonable judgment of UBS Global AM, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to UBS Global AM. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement, as it relates to this Portfolio. UBS Global AM will notify the Sub-Adviser immediately of the termination of the Management Agreement.

         The termination of this Agreement shall not affect liabilities or obligations incurred or arising from past or ongoing transactions initiated under this Agreement prior to such termination. Upon termination, it is
UBS Global AMs responsibility to monitor the securities in the Portfolio, and the Sub-Adviser will have no further obligation to act or advise with respect to those assets except that termination will be without prejudice to the completion of transactions already initiated.
	10.	Amendment of this Agreement.  No provision of this
Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved i by a vote of a majority of the Independent Trustees, and ii if the terms of this Agreement shall have changed, by a vote of a majority of the Portfolios outstanding voting securities except in the case of ii, pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote.
	11.	Governing Law.  This Agreement shall be construed in
accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.
	12.	Miscellaneous.  The captions in this Agreement are
included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.  This Agreement may be signed in counterpart.
	13.	Notices.  Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or UBS Global AM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt with a confirming copy by mail as set forth herein.
All notices provided to UBS Global AM will be sent to the attention of Amy Doberman, General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of Donald J. Pepin, Jr.
	14.	Risk Acknowledgement. The Sub-Adviser does not
guarantee the future performance of the Portfolio or Segment or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-
Advisers overall management of the Portfolio or Segment.


	IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.




Attest:

UBS GLOBAL ASSET
MANAGEMENT US INC.
51 West 52nd Street
New York, New York  10019-6114
By:	/s/ Cristina Paradiso
	Name:  Cristina Paradiso
	Title:     Associate Director
By:	/s/ Mabel Lung
	Name:  Mabel Lung
	Title:     Managing Director







Attest:

GARTMORE GLOBAL PARTNERS
1200 River Road
Conshohocken, PA 19428


By:	/s/ Simon Martin
	Name:  Simon Martin
	Title:     Lawyer
By:	/s/ Stephen Watson
	Name:  Stephen Watson
	Title:     Chief Investment Officer











S:\Brinson Advisors\FUNDS\N-SARs\Pace\Pace702.doc
		                     PaineWebber PACE Select Advisors Trust